RYDEX SERIES FUNDS

                     ALTERNATIVE STRATEGIES ALLOCATION FUND

                     SUPPLEMENT DATED MARCH 27, 2009 TO THE
                  DOMESTIC EQUITY FUND, INTERNATIONAL EQUITY FUND AND ALTERNATIVE INVESTMENT FUNDS H-CLASS SHARES
     PROSPECTUS DATED AUGUST 1, 2008, AND ALL SUPPLEMENTS THERETO AND TO THE
                   DOMESTIC EQUITY FUND, INTERNATIONAL EQUITY FUND AND
            ALTERNATIVE INVESTMENT FUNDS A-CLASS AND C-CLASS SHARES PROSPECTUS DATED AUGUST 1, 2008, AND ALL SUPPLEMENTS THERETO

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE ALTERNATIVE STRATEGIES ALLOCATION FUND PROSPECTUSES LISTED ABOVE (THE "PROSPECTUSES") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

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Effective March 30, 2009, the Alternative Strategies Allocation Fund (the
"Fund") may invest in, and thus have indirect exposure to the risks of, the following underlying fund in addition to those underlying funds currently listed in the Prospectuses:

RYDEX FUND (AFFILIATED UNDERLYING FUND): Rydex Series Funds Global Market Neutral Fund

Please note that the Advisor may change the Fund's asset class allocation and/or strategy allocation, the underlying funds, or weightings without shareholder notice. The Fund may generally invest in each underlying fund without limitation in a manner consistent with the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

DESCRIPTIONS OF THE NEW UNDERLYING FUND

The summary provided below is qualified in its entirety by reference to the prospectus and statement of additional information of the Rydex Series Funds Global Market Neutral Fund. A prospectus and statement of additional information for the Rydex Series Funds Global Market Neutral Fund may be requested by calling Rydex Client Services at 800.820.0888 or 301.296.5406, visiting WWW.RYDEXINVESTMENTS.COM, or visiting the U.S. Securities and Exchange Commission's website at WWW.SEC.GOV.

RYDEX SERIES FUNDS GLOBAL MARKET NEUTRAL FUND - The Global Market Neutral Fund seeks to provide long-term absolute returns regardless of market conditions, while maintaining a low correlation to and mitigating the risks of the global equity market. The Fund principally invests in long and short positions of common stock of companies, and related American Depositary Receipts, from all over the world that generally have a minimum market capitalization of $500 million. The Fund will hold long securities that the Fund's Sub-Advisor, Security Global Investors, LLC, believes will outperform the market, and will sell short securities expected to underperform the market. "Absolute return" does not connote either continuously positive returns, non-fluctuating returns or returns greater than those of major global equity market indices. Rather, there may be periods of negative returns (in an absolute sense and/or relation to major global equity market indices) and returns, whether positive or negative, may fluctuate over time, sometimes widely.

ADDITIONAL PRINCIPAL RISKS OF INVESTING IN THE ALTERNATIVE STRATEGIES ALLOCATION FUND

In addition to the risks currently listed and described under "Principal Risks of Investing in the Fund" and "Descriptions of Principal Risks" in the Prospectuses, the Fund is also subject to "Emerging Markets Risk" and "Initial Public Offering ("IPO") Risk" which are described below:


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EMERGING MARKETS RISK - Certain of the underlying funds may invest in emerging markets. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's(R), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to certain of the underlying funds' investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

INITIAL PUBLIC OFFERING ("IPO") RISK - Certain of the underlying funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases. The impact of IPOs on an underlying fund's performance likely will decrease as the underlying fund's asset size increases, which could reduce the underlying fund's, and thus the Fund's, total returns. IPOs may not be consistently available to an underlying fund for investing, particularly as the underlying fund's asset base grows. Because IPO shares frequently are volatile in price, the underlying funds may hold IPO shares for a very short period of time. This may increase the turnover of the underlying fund's portfolio and may lead to increased expenses for the underlying fund, such as commissions and transaction costs. By selling IPO shares, certain of the underlying funds may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the underlying funds to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The underlying funds' investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ASA-SUP-0309x0809